UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 13, 2009

KSW, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-27290	11-3191686
(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street
Long Island City, New York	11101
(Address of Principal Executive Offices)	(Zip Code)

(718) 361-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)  By letter dated August 13, 2009, the Company advised J. H. Cohn, LLP (“J. H. Cohn”) that it would not renew J. H. Cohn’s engagement as the Company’s principal accountant after the expiration date of the current engagement. J. H. Cohn had served as the Company’s principal accountant since July 26, 2007.  The term of the engagement letter between the Company and J. H. Cohn expires on September 30, 2009.

The decision not to continue to retain J. H. Cohn was approved by the Company’s Board of Directors upon the recommendation of its Audit Committee, and was based solely on cost considerations.

The reports of J. H. Cohn on the financial statements of the Company as of and for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and 2007 and subsequent interim period ended June 30, 2009, there were no disagreements between the Company and J. H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J. H. Cohn, would have caused J. H. Cohn to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements.  During the Company’s past two fiscal years and the interim period ended June 30, 2009, J. H. Cohn did not advise the Company of any of the matters specified in Item 304(a)(1)(iv)(B) of Regulation S-K.

The Company has provided J. H. Cohn with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that J. H. Cohn deliver to it a letter addressed to the Securities and Exchange Commission stating whether J. H. Cohn agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.  J. H. Cohn’s letter is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

16.1
Letter from J. H. Cohn, LLP, dated August 21, 2009 to the Securities Exchange Commission stating whether or not it agrees with the statements made by the Company in Item 4.01 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC.
(Registrant)

Date: August 21, 2009	By: /s Floyd Warkol
Floyd Warkol
Chief Executive Officer

INDEX TO EXHIBITS
CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
16.1
Letter from J. H. Cohn, LLP, dated August 21, 2009 to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in Item 4.01 of this Current Report on Form 8-K.